UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2006

                               PC Connection, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                 0-23827                02-0513618
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     (State or other juris-       (Commission            (IRS Employer
    diction of incorporation      File Number)         Identification No.)


           Rt. 101A, 730 Milford Road
                 Merrimack, NH                                03054
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    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (603) 683-2000


                                       N/A
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          (Former name or former address, if changed since last report)


     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition


     On January 26, 2006, PC Connection, Inc. announced its financial results for the quarter and year ended December 31, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01. Financial Statements and Exhibits

       (d)   Exhibits

             The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

             99.1    Press Release issued by PC Connection, Inc. on January 26,
                     2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 26, 2006                       PC CONNECTION, INC.

                                             By:  /s/ Jack Ferguson
                                                  ------------------------------
                                                  Jack Ferguson
                                                  Treasurer, Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

99.1                           Press release issued by PC Connection, Inc. on
                               January 26, 2006.